EXHIBIT 10.1

GOOD 11/SECOND AMENDMENT TO CREDIT AGREEMENT AND UNCONDITIONAL GUARANTY OF PAYMENT AND
PERFORMANCE

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE (this “Amendment”), dated as of November 20 , 2014, by and among GLADSTONE COMMERCIAL LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), the “Guarantors” a party hereto (the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and each of the undersigned “Lenders” (hereinafter referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent, KeyBank and the other Lenders, among others, are party to that certain Credit Agreement dated as of August 7, 2013, as amended by that certain First Amendment to Credit Agreement dated as of March 28, 2014 (as so amended, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, Gladstone Commercial Corporation, a Maryland corporation, AL13 Brookwood LLC, a Delaware limited liability company, CMS06-3 LLC, a Delaware limited liability company , EI07 Tewksbury MA LLC, a Delaware limited liability company, NJT06 Sterling Heights MI LLC, a Delaware limited liability company (“Sterling Heights”), RB08 Concord OH LLC, a Delaware limited liability company, DBPI07 Bolingbrook IL LLC, a Delaware limited liability company, RCOG07 Georgia LLC, a Delaware limited liability company, and APML07 Hialeah FL LLC, a Delaware limited liability company, executed and delivered to Agent and Lenders that certain Unconditional Guaranty of Payment and Performance dated as of August 7, 2013 (the “Guaranty”);

WHEREAS, OH14 Columbus LLC, a Delaware limited liability company, executed that certain Joinder Agreement dated as of May 13, 2014, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents (as defined in the Guaranty), including, without limitation, the Guaranty and the Contribution Agreement;

WHEREAS, Sterling Heights was released as a Guarantor under the Guaranty pursuant to that certain letter agreement dated as of June 9, 2014 executed by Agent;

WHEREAS, CO14 Aurora LLC, a Delaware limited liability company, executed that certain Joinder Agreement dated as of July 1, 2014, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents, including, without limitation, the Guaranty and the Contribution Agreement;

WHEREAS, CO14 Denver LLC, a Delaware limited liability company, executed that certain Joinder Agreement dated as of October 31, 2014, thereby becoming a “Subsidiary Guarantor” and “Guarantor” under the Loan Documents, including, without limitation, the Guaranty and the Contribution Agreement;

WHEREAS, the Borrower and Guarantors have requested that the Agent and the Lenders modify the terms of the Credit Agreement and the Guaranty in certain respects; and

WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2. Modification of the Credit Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a) By deleting the reference to “$60,000,000.00” appearing in the definition of “Loan” and “Loans” in §1.1 of the Credit Agreement, and inserting in lieu thereof “$75,000,000.00”;

(b) By deleting the reference to “$60,000,000.00” appearing in the definition of “Total Commitment” in §1.1 of the Credit Agreement, and inserting in lieu thereof “$75,000,000.00”;

(c) By deleting the reference to “$75,000,000.00” appearing in the definition of “Commitment Increase” in §1.1 of the Credit Agreement, and inserting in lieu thereof “$100,000,000.00”;

(d) By deleting the reference to “$75,000,000.00” appearing in the first sentence of §2.10(a) of the Credit Agreement, and inserting in lieu thereof “$100,000,000.00”; and

(e) By deleting in its entirety Schedule 1 attached to the Credit Agreement, and inserting in lieu thereof Schedule 1 attached hereto.

3. Modification of Guaranty. Guarantors, Agent and Lenders do hereby modify and amend the Guaranty as follows:

(a) By deleting the reference to “$60,000,000.00” appearing in the third (3rd) line of paragraph (a) of the Guaranty, appearing on the first (1st) page thereof, and inserting in lieu thereof “$75,000,000.00”; and

(b) By deleting the reference to “$75,000,000.00” appearing in the eighth (8th) line of paragraph (e) of the Guaranty, appearing on the second (2nd) page thereof, and inserting in lieu thereof “$100,000,000.00”.

4. Commitments.

(a) Borrower hereby requests an increase in the Total Commitment from $60,000,000.00 to $75,000,000.00 pursuant to Section 2.10 of the Credit Agreement (the “Commitment Increase”)

(b) Borrower and Guarantors hereby acknowledge and agree that as of the effective date of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Lender’s Commitment shall be the amount set forth on Schedule 1 attached hereto. In connection with the Commitment Increase, each of Comerica Bank, Citizens Bank of Pennsylvania and KeyBank shall be issued a replacement Note in the amount of its Commitment, and (i) KeyBank will promptly return to Borrower its existing Note in the principal face amount of $30,000,000.00 marked “Replaced”, (ii) Citizens Bank of Pennsylvania will promptly return to Borrower its existing Note in the principal face amount of $20,000,000.00 marked “Replaced” and (iii) Comerica Bank will promptly return to Borrower its existing Note in the principal face amount of $10,000,000.00 marked “Replaced”.

(c) On the effective date of this Amendment the outstanding principal balance of the Loans shall be reallocated among the Lenders such that the outstanding principal amount of the Loans owed to each Lender shall be equal to such Lender’s Commitment Percentage of the outstanding principal amount of all Loans. The participation interests of the Lenders in Letters of Credit shall be similarly adjusted.

5. Conditions. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent (the date all such conditions have been satisfied or waived in writing by the Lenders hereinafter referred to as the “Amendment Effective Date”):

(a) No Default. As of the date hereof, both immediately before and after giving effect to the Commitment Increase, there exists and shall exist no Default or Event of Default.

(b) Representations and Warranties. The representations and warranties made by Borrower and Guarantors in the Loan Documents or otherwise made by or on behalf of Borrower and Guarantors in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the date hereof (except to the extent of any changes resulting from transactions permitted by this Agreement, and except to the extent such representations relate expressly to an earlier date, which representations shall be required to be true and correct only as of such specified date), both immediately before and after the Total Commitment is increased.

(d) Opinion. Borrower shall deliver to Agent an opinion of counsel to Borrowers and Guarantors addressed to the Agent and Lenders covering such matters as the Agent may reasonably request and in form and substance reasonably satisfactory to the Agent.

(e) Compliance Certificate. Agent shall have received a duly completed Compliance Certificate (demonstrating Borrower will be in compliance with the financial covenants in the Credit Agreement after giving effect to the amendments to the Credit Agreement contemplated herein).

(f) Certificates. Agent shall have received such other assurances, certificates, documents, or consents as the Agent or the Lenders may reasonably request.

(g) Fees. Borrower has paid all fees required by the Agreement Regarding Fees and Section 2.10(d)(i) of the Credit Agreement with respect to the Commitment Increase.

6. References to Credit Agreement and Guaranty. All references in the Loan Documents to the Credit Agreement and the Guaranty shall be deemed a reference to the Credit Agreement and the Guaranty, as applicable, as modified and amended herein.

7. Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents remain in full force and effect and constitute the valid and legally binding obligations of the Borrower and the Guarantors enforceable against such Persons in accordance with their respective terms.

8. Representations. Each of the Borrower and each Guarantor represents and warrants to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of the Borrower and such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and such Guarantor, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or such Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the articles of incorporation, bylaws, operating agreement, partnership agreement, declaration of trust or other charter documents of, or any agreement or other instrument binding upon, the Borrower or such Guarantor, or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of the Borrower or any Guarantor, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to Agent, except, in the case of clauses (iii), (iv) or (vi) above, to the extent not reasonably expected to have a Material Adverse Effect.

(b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of the Borrower and the Guarantors, enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

9. No Default. By execution hereof, the Borrower certifies that no Default or Event of Default has occurred and is continuing as of the date hereof or as of the Amendment Effective Date, both immediately before and after giving effect to the Commitment Increase.

10. Waiver of Claims. Each of the Borrower and each Guarantor acknowledges, represents and agrees that it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and the Borrower does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

11. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Credit Agreement and Guaranty as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of the Borrower or any Guarantor under the Loan Documents.

12. Amendment as Loan Document. This Amendment shall constitute a Loan Document.

13. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

13. Miscellaneous. This Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be construed and enforced in accordance with the laws of the State of New York. This Amendment shall be effective upon the execution hereof by Borrower, Guarantors, Agent and the Lenders and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. All captions in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

[remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.

BORROWER:

GLADSTONE COMMERCIAL LIMITED PARTNERSHIP, a Delaware limited partnership By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip Title: Trustee (SEAL)
GUARANTORS:

GLADSTONE COMMERCIAL CORPORATION, a Maryland corporation By:

Name: Danielle Jones Title: Chief Financial Officer

[Signatures Continued on Next Page]

AL13 BROOKWOOD LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip
Title: Trustee
CMS06-3 LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip Title: Trustee

[Signatures Continued on Next Page]

EI07 TE
WKSBURY MA LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip
Title: Trustee
RB08 CONCORD OH LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip Title: Trustee

[Signatures Continued on Next Page]

DBPI07 BOLINGBROOK IL LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip
Title: Trustee
RCOG07 GEORGIA LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip Title: Trustee

[Signatures Continued on Next Page]

APML07 HIALEAH FL LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip Title: Trustee OH14 COLUMBUS LLC, a Delaware limited liability company By:

Name: Robert Cutlip Title: Secretary CO14 AURORA LLC, a Delaware limited liability company By:

Name: Robert Cutlip Title: Secretary CO14 DENVER LLC, a Delaware limited liability company By:

Name: Robert Cutlip Title: Secretary

[Signatures Continued on Next Page]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:
Name:
Title:

CITIZENS BANK OF PENNSYLVANIA

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title:

SCHEDULE 1.1
LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage

KeyBank National Association 127 Public Square Cleveland, Ohio 44114-1306 Attention: Jason R. Weaver Telephone: 216-689-7984 Facsimile: 216-689-5819	$35,000,000.00	46.666666666667%

LIBOR Lending Office:
Same as Above

Citizens Bank of Pennsylvania c/o Citizens Bank, N.A. 1215 Superior Avenue Cleveland, Ohio 44114 Attention: David Jablonowski Facsimile: 216-277-7106	$25,000,000.00	33.333333333333%

LIBOR Lending Office:
Same as Above

Comerica Bank 3351 Hamlin Road MC2390 Auburn Hills, Michigan 48326 Attention: Michael T. Shea Telephone: 248-371-6313 Facsimile: 248-371-7920	$15,000,000.00	20.000000000000%

LIBOR Lending Office:
Same as Above

TOTAL	$75,000,000.00	100.0%